UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2011

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2011 Nordson Corporation (the "Company"), entered into a credit agreement (the "Credit Agreement") for a $500 million unsecured multicurrency credit facility with the following "Banks" (as defined in the Credit Agreement): KeyBank National Association ("Administrative Agent"), J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, LTD., PNC Bank, National Association and RBS Citizens, NA as Joint Lead Arrangers/Joint Bookrunners and Wells Fargo Bank, National Association as Senior Managing Agent. The Credit Agreement:

• has a five-year term and the credit facility may be increased from $500 million up to $750 million under certain conditions;

• provides that the applicable margin for Eurodollar Loans will range from .66% to 1.55% based on the Company’s leverage ratio calculated on a consolidated net debt basis;

• includes a $40 million sub-facility for swing-line loans;

• contains customary events of default and covenants related to limitations on indebtedness and the maintenance of certain financial ratios; and

• replaces the Company’s existing Credit Agreement (the "Prior Credit Agreement") for a $400 million revolving credit facility maturing in July 2012.
The Company had balances outstanding under the Prior Credit Agreement that have been transferred to the new Credit Agreement. The Company was in compliance with the financial covenants and other restrictions of the Prior Credit Agreement.

The foregoing is a summary of the terms and conditions of the Credit Agreement and does not purport to be a complete discussion of this document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement annexed to this Form 8-K as Exhibit 4.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01, "Entry into a Material Definitive Agreement," is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

4.1 Credit Agreement dated December 9, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

December 12, 2011	By:	Gregory A. Thaxton

Name: Gregory A. Thaxton
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Credit Agreement Dated December 9, 2011